SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2014

SOURCE GOLD CORP.

(Exact name of Company as specified in its charter)

Nevada	000-54840	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
200 S. Virginia Street, 8th Floor Reno, Nevada 89501
(Address of principal executive offices)
Phone: (775) 398-3134
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Previous Independent Registered Public Accounting Firm

1.

On October 16, 2014, Source Gold Corp. (the “Registrant”), after review and recommendation by its board of directors, dismissed W.T. Uniack& Co., CPAs P.C. (“Uniack”) as the Registrant’s independent registered public accounting firm.

2.

Uniack’s audit reports for the Registrant’s fiscal years ended July 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Registrant to continue as a going concern.

3.

During the Registrant’s two most recent fiscal years there were no disagreements between the Registrant and Uniack regarding any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Uniack, would have caused Uniack to make reference to the subject matter of the disagreement(s) in connection with its reports; and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

4.

The Registrant has provided Uniack with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested Uniack to furnish to the Registrant a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree.  When received, a copy of Uniack’s response letter will be filed as an Exhibit to an amendment of this Current Report.

New Independent Registered Public Accounting Firm

4.	On October 16, 2014, the Registrant engaged John Scrudato, CPA, as its independent registered public accounting firm (“Scrudato”).
5.

During the Registrant’s two most recent fiscal years and through the date of this report, the Registrant did not consult with Scrudato regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered regarding the Registrant’s financial statements, and no written or oral advice was provided by Scrudato that was an important factor considered by the Registrant in making a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of any disagreement or event, as  set forth in Item 304 (a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibit 16.1 - Responsive Letter from Uniack.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCE GOLD CORP.

Date: October 16, 2014

By: /s/ Eddie Aruda

Eddie Aruda

President & CEO